Exhibit 10.1

LEAD INVESTORS AGREEMENT

This Lead Investors Agreement (“Agreement”) is entered as of March __, 2017, by and  among Mobetize

Corp.  (“Company”),  Richard  Kalikow  and  Jonathan  Kalikow  (together  herein  referred  to  as  the  “Lead

Investors”)  and  certain  individuals  listed  on  the  signature  pages  hereto  (“Management  Shareholders”

and, collectively with the Company and the Lead Investors, “Parties”).

WHEREAS, as  a condition  and inducement  to the  Lead  Investors’  willingness to purchase  certain  shares of the Company’s Series B Preferred Stock in connection with the proposed private offering of five hundred thousand (500,000) shares of Series B Preferred Stock (“Offering”), the Parties desire to provide herein for certain agreements with respect to corporate governance and other matters relating to the Company.

NOW,  THEREFORE,  in  consideration  of  the  premises  and  of  the  mutual  covenants  and  agreements hereinafter set forth, the Parties hereby agree as follows:

1.  Private  Placement.  Lead  Investors  agrees  to  purchase  a  minimum  of  one  hundred  and  fifty  thousand

(150,000)  shares  in  the  Offering  on  the  terms  and  conditions  of  Subscription  Agreement  (attached  hereto as  Exhibit  I)  pursuant  to  the  exemptions  from  registration  provided  by  Section  4(2)  and  Regulation  D  of the Securities Act of 1933, as amended.

2. Consolidation of Common Stock. Company agrees that on the closing of the Offering that Management

Shareholders will cause the Board of Directors to effect a one for one hundred (1/100) consolidation of its common stock, par value $0.001 (“Common Stock”).

3. Right of First Refusal. Company agrees to offer to Lead Investors, a ten (10) day “First Right of Refusal”

to  any  subsequent  financing  offered  by  the  Company  within  twelve  (12)  months  of  the  closing  of  the

Offering.

4. Voting Covenant; Further Assurances. Each of the Parties hereto agrees to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all reasonable things necessary to give effect to the rights of the Lead Investors hereunder. Without limiting the generality of the foregoing, each of the Management

Shareholders  shall  vote in person  or  by proxy or  by written  consent  all  of  the shares  of Class  A  Preferred

Stock, Class B Preferred Stock, Common Stock and any other voting securities of the Company owned by such  Management  Shareholder  (whether  now  owned  or  hereafter  acquired),  or  which  such  Management

Shareholder is entitled to vote to effectuate the provisions of this Agreement.

5.  Governing  Law.  This  Agreement  will  be  construed  under,  and  the  obligations  of  the  Parties  hereunder will  be  determined  in  accordance  with,  the  laws  of  the  state  of  Nevada  (without  regard  to  any conflict  of law provisions thereof that would cause the application of the laws  of any jurisdiction other than the State of  Nevada).  EACH  OF  THE  PARTIES  HEREBY  IRREVOCABLY  WAIVES  ANY  AND  ALL  RIGHT

TO  TRIAL  BY  JURY  IN  ANY  LEGAL  PROCEEDING  ARISING  OUT  OF  OR  IN  CONNECTION

WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.  Amendments;  Waivers.  No  waiver  and  no  amendment  of  any  provision  of  this  Agreement  will  be effective unless such waiver or amendment is in writing and signed by the Party against whom it is sought to be enforced.

7. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the Parties relating to the subject matter hereof and supersedes all other prior agreements, discussions and documents with respect thereto.

Exhibit 10.1

8. Successors and Assigns. This Agreement will bind and inure to the benefit of and be enforceable by each

Party  and  its  successors  and  permitted  assigns.  Notwithstanding  the  foregoing  sentences,  no  Party  may assign  or  transfer  (directly  or  indirectly)  its  rights  or  obligations  under  this  Agreement  without  the  prior written  consent  of  the  other  Parties,  which  consent  may  be  withheld  in  each  such  other  Party’s  sole  and absolute discretion.

9. Counterparts. This Agreement may be executed in counterparts, each counterpart when so executed and delivered, including by facsimile, constituting an original, but all such counterparts together will constitute one and the same instrument.

10.  Specific  Performance.  The  Parties  acknowledge  and  agree  that  a  breach  of  any  agreement  contained herein will cause irreparable damage, and the other Parties will have no adequate remedy at law or in equity.

Accordingly,  each  Party  agrees  that  in  the  event  of  any  breach  of  any  provision  of  this  Agreement,  the aggrieved Party shall be entitled to specific performance of this Agreement, in addition to any other remedy at law or in equity and will not oppose the granting of such relief.

IN  WITNESS,  WHEREOF,  the  Parties  have  caused  this  Agreement  to  be  executed  as  of  the  date  first above written.

“Company”

/s/ Ajay Hans

Date:     March 8, 2017

By: Ajay Hans

Its: Chief Executive Officer

“Management Shareholders”

/s/ Don Duberstein

Date:     March 29, 2017

By: Don Duberstein

Its: Director

/s/ Malek Ladki

Date:     March 8, 2017

By: Malek Ladki

Its: Chairman of the Board of Directors

“Lead Investors”

/s/ Richard Kalikow

Date:     March 20, 2017

Richard Kalikow

/s/ Jonathan Kalikow

Date:     March 9, 2017

Jonathan Kalikow

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